Exhibit 10.10.1

ADDENDUM TO AGREEMENT

This addendum (“Addendum”) dated as of February 6, 2024, shall supplement the Senior Mezzanine Loan Agreement dated as of February 6, 2024 (the “Agreement”) by and between Barrons Cove Movie LLC (“Company”) and American Picture House Corporation (“Lender”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms hereof and the terms of the Agreement, the terms of this Addendum shall control. For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree to supplement the Agreement on the following terms and conditions as follows:

1.	Provided Lender is not in breach hereof, Lender shall be entitled to a passive executive producer fee (“EP Fee”) in the amount of Twenty Thousand U.S. Dollars (US$20,000.00), which EP Fee shall be credited by Company (to Company) as part of the Loan and paid to Lender in accordance with the provisions of the Agreement. Other than as detailed in the Agreement, the EP Fee and the premium are the total compensation owed to Lender in connection with the Picture and any exploitation thereof.

2.	Lender hereby acknowledges and agrees that with respect to positive prints of Barron’s Cove (the “Picture”), Lender hereby expressly designates the following recipient(s) of allotted credit(s):

Jeffrey Katz - “Executive Producer”

Bannor Michael MacGregor - “Producer”

as referenced in Section 4.1 of aforementioned Agreement.

3.	All other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and affirmed by the parties.

4.	This Addendum may be executed in separate counterparts by the parties, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or scan via e-mail (i.e., pdf) of an executed counterpart of a signature page to this Addendum shall be effective as delivery of an original executed counterpart of this Addendum.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date first set forth above by their fully authorized representatives with full power and authority to enter into this agreement.

AGREED TO AND ACCEPTED BY:

BARRONS COVE MOVIE LLC		AMERICAN PICTURE HOUSE CORPORATION

/s/ Jordan Yale Levine		/s/ Bannor Michael MacGregor
By:	Jordan Yale Levine	By:	Bannor Michael MacGregor
Its:	Authorized Signatory	Its:	CEO